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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 28, 1997
                                                        -----------------

                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                            04-2526583
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

                                                                       0-11309
                                                       (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                    01566
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code               (508) 347-9191



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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

        On February 28, 1997, the Registrant acquired certain assets of the Sani-Spec(TM) product line from C. R. Bard, Inc. pursuant to the Asset Purchase Agreement dated as of February 28, 1997 (the "Purchase Agreement") between Galileo Corporation and C. R. Bard, Inc. The purchased assets include manufacturing equipment, molds, inventory and trademarks.

        The Registrant purchased the assets for $5.5 million in cash from general funds, and the acquisition will be accounted for as a purchase. The terms of the transaction are more fully set forth in the Purchase Agreement filed as Exhibit 2.1 hereto. Neither the Registrant nor any of its affiliates had any relationship with C. R. Bard, Inc. prior to the transaction.

        The Sani-Spec product line which was acquired by the Registrant includes the Sani-Spec single-use vaginal speculums, the Sani-Scope(TM) anoscopes, the Spec Light(TM) speculum lights and Pap smear kits. All of these products are used principally by OB/GYN physicians, clinics and hospitals and are marketed through a nationwide network of approximately 80 dealers. The Registrant considers the addition of these products and their related distribution channel to be an integral part of its continuing strategy to increase its presence in the women's health care market.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        a)  Financial Statements of Business Acquired

            Not applicable.

        b)  Pro Forma Financial Information

            Not applicable.

        c)  Exhibits

            2.1 Asset Purchase Agreement, dated February 28, 1997, between Galileo Corporation and C. R. Bard, Inc. The schedules and exhibits to the Agreement are omitted and will be furnished to the Commission upon request.

            99.1  Press Release dated March 3, 1997

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GALILEO CORPORATION


Date:  March 12, 1997                 By: /s/ Josef W. Rokus
                                          --------------------------------------
                                          Josef W. Rokus
                                          Vice President, Corporate Development
                                          and Secretary



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                                  EXHIBIT INDEX


      Exhibit No.
      -----------


         2.1      Asset Purchase Agreement dated February 28, 1997.

         99.1     Press Release dated March 3, 1997



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